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                           DA CONSULTING GROUP, INC.

                                 COMMON STOCK

DACG

                                 COMMON STOCK

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

                SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS
                               CUSIP 233027 10 1

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.01 PAR VALUE EACH OF

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                           DA CONSULTING GROUP, INC.

                                   SECRETARY

                                   PRESIDENT

COUNTERSIGNED AND REGISTERED:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                               (NEW YORK, N.Y.)

                                                    TRANSFER AGENT AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE
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   THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION
PROVIDES, IN PART, THAT NO SHAREHOLDER OF THE CORPORATION SHALL BY REASON OF HIS HOLDING SHARES OF ANY CLASS HAVE ANY PREEMPTIVE OR PREFERENTIAL RIGHT TO ACQUIRE OR SUBSCRIBE TO ANY ADDITIONAL, UNISSUED OR TREASURY SHARES OF ANY CLASS OF THE CORPORATION NOW OR HEREAFTER TO BE AUTHORIZED.

   A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS IS SET FORTH IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS, AND THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right
          of survivorship and not as tenants
          in common

UNIF GIFT MIN ACT--               Custodian
                      (Cust)                     (Minor)
                    under Uniform Gifts to Minors
                    Act
                          (State)

For value received,                        hereby sell, assign and transfer unto

                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                        IDENTIFYING NUMBER OF ASSIGNEE

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OR ASSIGNEE)

                                                                          Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

                                                                         NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                         SIGNATURE(S) GUARANTEED

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.